Unites States
Securities and exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2006

Franklin Lake Resources Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-21812	52-2352724
(State of incorporation)	(Commission File Number)	(IRS Employer ID No.)

172 Starlite Street, So. San Francisco, CA 90480	(650) 588-0425
(Address of principal executive offices)	(Telephone No.)

_____________N / A__________________
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

 ☐ Written communications pursuant to Rule 245 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 8.01 Other Events

The Annual Meeting of Stockholders has been rescheduled for October 21, 2006 in Burlingame, California. The record date is September 5, 2006. A copy of the Notice of Meeting and other information included with the Notice is filed herewith and identified as "Exhibit 99.1."

Item 9.01 Exhibits

Exhibit 99.1 Notice of Annual Meeting of Stockholders (including other information included with the Notice)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN LAKE RESOURCES INC.
(registrant)

Dated: September 13, 2006	By__/s/ Father Gregory Ofiesh__

Father Gregory Ofiesh
President, Chief Executive Officer

FRANKLIN LAKE RESOURCES INC.
172 Starlite Street, South San Francisco, CA 94080
phone 650-588-0425 fax 650-588-5869 e-mail info@franklinlake.com
______________________________________________________________________

                     September 5, 2006

To Our Stockholders:

    Re: Annual Meeting of Stockholders
      Saturday, October 21 --- Burlingame, CA

You are cordially invited to attend the Annual Meeting of Stockholders of Franklin Lake Resources Inc., to be held at the San Francisco Airport Marriot (Room 4096) 1800 Old Bayshore Highway, Burlingame, CA 94010 on Saturday, October 21, 2006, at 10:00a.m. local time. Notice of the Meeting accompanies this letter.

The actions normally taken at the Annual Meeting, election of directors and ratification of appointment of the auditor, have been taken by written consent of stockholders holding a majority of the voting power. This action, authorized by Section 78.320 of the Nevada Revised Statutes, is taken, like past years, to avoid the substantial costs involved in preparing, printing, mailing, and tabulating proxies. (Most of the information required to be sent with the proxy statement is found in the company's Annual Report on Form 10-KSB, filed with the SEC and available on its EDGAR web site (www.sec.gov) and on the company's website (www.franklinlake.com)

The actions taken were:

    1 The following persons were elected directors of the company, to serve until the next annual meeting and until their successors are chosen: Father Gregory Ofiesh,
       Kamal Alawas, Stanley Combs, Paul Kaser, and Richard Kunter..

    2 The appointment of Madsen & Associates CPAs, Inc., as independent auditor for the current fiscal year, ending October 31, 2006, was ratified.

Notwithstanding the foregoing, stockholders are encouraged to attend the meeting. We will present a review of our activities during the past year and discuss our plans for this year. Please call our office to let us know if you will be attending the meeting.

In closing we are deeply grateful to Jim Murray and Arrakis, Inc. for their professional and technical guidance in these last 2 years.

                            Sincerely,

                            /s/ Father Gregory Ofiesh
                            Father Gregory Ofiesh
                            President and CEO

FRANKLIN LAKE RESOURCES INC.
172 Starlite Street, South San Francisco, CA 94080
TEL 650-588-0425 FAX 650-588-5869 E-MAIL info@franklinlake.com

FRANKLIN LAKE RESOURCES ELECTS SENIOR METALLURGIST RICHARD S. KUNTER TO ITS BOARD OF DIRECTORS

                                     Originally issued July 3, 2006
                  Revised August 31, 2006

South San Francisco, CA

Franklin Lake Resources Inc.(OTCBB: FKLR), an exploration stage mining company, has elected Richard S. Kunter, former senior metallurgist with Homestake Mining Company, to its board of directors.

Election of New Director

Father Gregory Ofiesh, President and CEO, announced that Richard Kunter has been elected to the board of directors. He said the company is very fortunate to have a person of his experience and qualifications on its board. Mr. Kunter holds B.S. and M.S. degrees in metallurgical engineering from the University of Idaho, and is a specialist in precious metals extraction. In addition to serving as a director, he has been appointed vice president - research and development, and he will be working with Roger Graham at our Amargosa Valley facility

In addition to nine years with Homestake Mining, Mr. Kunter's background includes serving as project manager for Advanced Sciences, Inc., on a contract with the San Antonio Air Command Office and several other contracts. He has had significant management, technical, and consulting experience with a variety of public and private organizations. He holds two patents involving the processing of gold ore and is the author of numerous articles in professional journals.

Richard Kunter is currently working with an outside firm. While working on a previous contract, he worked alongside Roger Graham on Franklin Lake ore. Having performed many tests, Mr. Kunter has great familiarity with our material and vast experience in the extraction of precious metals. He has made two visits to our Amargosa facility where he will continue to work with Roger Graham on the optimization of processes for the recovery of precious metals.

Please Send Your E-mail Address

All stockholders and other interested parties are encouraged to send their e-mail addresses to info@franklinlake.com, in order to receive copies of press releases and other documents immediately after they are submitted to the SEC for filing.

CONTACT Father Gregory Ofiesh, President and CEO 650-588-0425

FRANKLIN LAKE RESOURCES INC.
172 Starlite Street, South San Francisco, CA 94080
phone 650-588-0425 fax 650-588-5869 e-mail info@franklinlake.com
______________________________________________________________________

Notice of Annual Meeting of Stockholders

Saturday, October 21 -- 10:00a.m.

TO THE STOCKHOLDERS OF FRANKLIN LAKE RESOURCES INC.

You are cordially invited to attend the Annual Meeting of Stockholders of Franklin Lake Resources Inc., to be held at the San Francisco Airport Marriott (Room 4096) 1800 Old Bayshore Highway, Burlingame, CA 94010, on Saturday, October 21, 2006, at 10:00a.m. local time.

Stockholders having a majority of the Company's outstanding shares have already consented in writing to the following actions:

        1 The following persons were elected directors of the Company, to serve until the next annual meeting and until their successor have been chosen: Father Gregory
           Ofiesh, Kamal Alawas, Stanley Combs, Paul Kaser, and Richard Kunter.

        2 The appointment of Madsen & Associates CPAs, Inc., as independent registered auditor for the current fiscal year, ending October 31, 2005, was ratified.

Because of this action, as authorized by Section 78.320 of the Nevada Revised Statutes, the solicitation of proxies is not necessary, and the Company has been able to avoid the substantial costs involved in preparing, printing, mailing, and tabulating proxies.

The record date for the meeting and for stockholders entitled to receive this Notice is September 5, 2006

                                                    By Order of the Board of Directors

                                                    /s/ Peter Boyle
                                                    Peter Boyle, Corporate Secretary

FKLR Pilot Plant Process Building

General Facility Layout Showing Chemical Containment

Secondary Containment Capacity = 4,636 cu.ft. or 34,677 gallons

N
Scale: 1" = 20'
Ore Feed Hopper
Ore Feed Conveyor
Tailings Conveyor
Chemical Storage
Fire Assay Laboratory
Stairs to upstairs storage
Floor slopes ¼"/ft from containment curb to floor drain
Gravity Concentration Area
Chemical Processing Area
76'
Laboratory
WC
WC
Floor Drain 12"w x 10"d
122'
Secondary Containment Curb – 6"x6" Concrete
Floor Drain Sump with Valve 4'w x 4'w x 4.5'd

CHARTERED PROFESSIONAL
THE AUSTRALASIAN INSTITUTE OF MINING & METALLURGY
RICHARD S KUNTER METALLURGY

ARRAKIS, INC.
Mining & Environmental Technology
3040 S. Vallejo St. Englewood, CO 80110303-806-8487 emailarrakis002@aol.com

FKLR AIMS AND GOALS

•  Act as a technical representative for other technologies

•  To develop marketing skills for various prospective client companies

•  Perform bench scale vitrification testing and process flow development

THE FRANKLIN LAKE MISSION AND PROCESS

Since its inception the primary goal of Franklin Lake Resources, Inc. ("FKLR") has been the extraction and recovery of gold. The Franklin Lake Playa is a dry lake bed located in Inyo County, California near Death Valley Junction. FKLR owns interests in mining claims covering approximately 8,000 acres located in and about Death Valley Junction, of which tests show the presence of gold. FKLR operates a test facility in Amargosa Valley in Nevada, with the intention to process concentrated source material, which will in turn be made into dore bars for sale to refiners and other third parties.

The Playa is near Death Valley, California where Eagle Mountain abruptly made a damming effect causing the Lake and the Playa to form.

There could be two sources of precious metals in the playa:

1.  Alluvial/colluvial transport of weathered minerals;

2.  Solution emplacement by deep geothermal brine solutions.

The initial process for extracting the gold values will involve:

1.  Excavation, screening, gravity separation, and magnetic seperation at the mine site in California. The pre-concentration will reduce the tonnage required to be processed at the Amargosa facility, and will alleviate a potential tailings accumulation problem..

2.  Comminution and slurrying of the concentrate material tofeed into an oxygen pressurized halogen leach reactor.

3.  Elution of the resin with thiourea to remove the gold and decomposition of the theiourea into a chlorine solution, converting the gold into chloride complexes again;

4.  Selective elution of individual metal chloride complexes from the module;

The process is the most probable to be successful, based on current information. Test work is ongoing and decisions may be made to improve the process based on new data emerging from the company.

FKLR LABORATORY INSTRUMENTATION ICP MS • AA - Flame and Graphite Furnace • Emission Spectroscopy • HPLC 10
FRANKLIN LAKE RESOURCES HIGHLIGHTS

FRANKLIN LAKE RESOURCES INC. (SYMBOL: FKLR) is an exploratory stage mining company, with goals to develop new techniques in extracting gold and other precious metals from desert dirt.

Administrative Offices: 172 Starlite Street, South San Francisco, CA 94080 (650) 588-0425
Processing facility: 1055 Cottonwood Lane, Amargosa Valley, NV 89020

Please see our website: www.franklinlake.com for additional information.

Franklin Lake Resources is a Nevada Corporation.

It has no debts.

It has approximately 4,000 shareholders diversified throughout the US, Canada and abroad.

It has 45,000,000 authorized shares - 16,968,475 shares outstanding.

The president and a few others own approximately 70% of the stock, and they are committed to the future of the company.

In the past two years, the president has invested and committed his own resources for the purpose of continuing the company.

With less than 5,000,000 shares held by others, and relatively little trading activity, the stock price is highly volatile.

The company has interests in claims on and surrounding the Franklin Lake Playa - a dry lakebed in Death Valley, CA, on 8,000 acres of BLM land. This dry lakebed over eons of time has developed rare earth minerals of potential value.

In order to expedite its operations the Company leased from its president a facility in the State of Nevada, approximately 22 miles from the Playa. It is enclosed with a cyclone fence and several buildings including one of 12,000 square feet. It has water and all utilities and 90% of the equipment needed for the pilot plant which is now near completion.

The Company intends to build a facility on the Playa to concentrate the "to be processed" material taken from the ground of the playa. By concentrating it we can reduce the amount of ore/viz.,250/ton day or 500 ton/day with a concentrated yield of 1.5 to 2 oz per ton of gold.

According to three independent assays of the material taken out of the ground - there is 0.2 oz gold.
A goal of the company is to build a concentration facility at the Playa which will process the gold by a simple environmentally friendly method.

After concentration, the 500 T ore now concentrated to 50 T ore will have increased its AU ratio to between 1 -2 oz/T. Our present goal is to concentrate in Nevada 3 - 5 T/day with our test pilot permit until it is proven, then scale up accordingly.

We are applying to CA BLM to move 1,000 T of non-concentrated dirt from the playa to our facility at Amargosa, NV, and to the EPA in Carson City, Nevada for the Amargosa processing facilitiy. Plans for both Nevada and California have now been officially submitted for review and approval.

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